As Approved By the Board of
                                                        Directors on May 2, 1997



                        LEXMARK INTERNATIONAL GROUP, INC.
                              STOCK INCENTIVE PLAN
                  (Amended and Restated Effective May 2, 1997)

                                   SECTION 1.


                                     PURPOSE
                                     -------

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.


                                   SECTION 2.


                                   DEFINITIONS
                                   -----------

          2.1.  Definitions.
                ----------- Whenever used herein, the following terms shall have the respective meanings set forth below:

          (a) "Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Adjustment Event" shall mean any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Company, other than the stock split effected immediately prior to the Initial Public Offering.

          (c) "Award Agreement" means the agreement, certificate or other instrument evidencing the grant of any Incentive Award under the Plan.

          (d) "Board" means the Board of Directors of the Company.

          (e) "C&D Fund IV" means the Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

          (f) "Cause", with respect to any Incentive Award, shall have the meaning assigned thereto in the Award Agreement evidencing such Incentive Award or, if there is no such meaning assigned, shall mean (i) the willful failure by the Participant to perform substantially his duties as an employee of the Company or any Subsidiary (other than due to physical or mental illness) after reasonable notice to the Participant of such failure,
     (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

          (g) "Change in Control" shall mean the occurrence, after the Initial Public Offering has become effective (and the initial issuance of Common Stock by the Company directly related thereto has been completed), of any of the following events:

               (i) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (or, if at the relevant time less than twenty-four months has elapsed since the effective date of such Initial Public Offering, since such effective date) (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

               (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the C&D Fund IV, the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (iii) the stockholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the C&D Fund IV, the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

Notwithstanding  the  foregoing,  a "Change in  Control"  shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization under the United States Bankruptcy Code.

               (h) "Change in Control Price" shall mean the highest price per share of Common Stock paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Stock on any of the 30 trading days immediately preceding the date on which such Change in Control occurs.

               (i) "Code" means the Internal Revenue Code of 1986, as amended.

               (j) "Committee" means (i) the Compensation and Pension Committee of the Board, unless ss.16 under the Act requires the approval of a committee of the Board that is composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3(b)(3) as promulgated under the Act) in which case "Committee" shall mean such committee or
          (ii) the Board itself.

               (k) "Common Stock" means the Class A common stock of the Company, par value $0.01 per share.

               (l) "Company" means Lexmark International Group, Inc., a Delaware corporation, and any successor thereto.

               (m) "Deferred Stock Unit" means a Participant's right to receive pursuant to the Plan one share of Common Stock, or, if provided by the Committee, cash equal to the Fair Market Value of a share of Common Stock, at the end of a specified period of time.

               (n) "Disability", with respect to any Incentive Award, shall have the meaning assigned thereto in the Award Agreement evidencing such Incentive Award, or, if there is no such meaning assigned, shall mean a physical or mental disability or infirmity of a Participant, as defined in any disability plan sponsored by the Company or any Subsidiary which employs such Participant, or, if no such plan is sponsored by such Participant's employer, the Lexmark Long-Term Disability Plan.

               (o) "Employee" means any employee of the Company or any of its Subsidiaries.

               (p) "Fair Market Value" means, as of any date of determination, the closing price of a share of Common Stock on a national securities exchange on that day, as reported for such day in the Wall Street Journal, or the last bid price for a share of Common Stock on such immediately preceding day, as reported on a nationally recognized system of price quotation. In the event that there are no Common Stock transactions reported on such exchange or system on such day, Fair Market Value shall mean the closing price or the last bid price, whichever is applicable, on the immediately preceding day on which Common Stock transactions were so reported. Notwithstanding the foregoing, to the extent determined by the Committee, with respect to any grant which becomes effective upon the closing of the Initial Public Offering, Fair Market Value shall mean the initial price at which Common Stock is offered to the public pursuant to the Initial Public Offering.

               (q) "Incentive Award" means any award of the Plan of an Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Unit. Each of these awards may be granted alone or together with other awards under the Plan and/or cash awards outside the Plan.

               (r) "Initial Public Offering" means the first Public Offering of the Common Stock.

               (s) "Option" means the right to purchase a stated number of shares of Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" within the meaning of section 422 of the Code or (ii) an Option which is not an Incentive Stock Option (a "Non-Qualified Stock Option").

               (t) "Participant" means any Employee designated by the Committee to receive an Incentive Award under the Plan.

               (u) "Plan" means the Lexmark International Group, Inc. Stock Incentive Plan, as set forth herein and as the same may be amended from time to time.

               (v) "Predecessor Plans" means the Lexmark Holding, Inc. Stock Option Plan for Executives and Senior Officers, the Lexmark Holding, Inc. Stock Option Plan for Senior Managers and the Lexmark Holding, Inc. Employee Stock Option Plan.

               (w) "Public Offering" means any offering of the Common Stock to the general public pursuant to an underwritten public offering lead by one or more underwriters at least one of which is of nationally recognized standing.

               (x) "Qualifying  Common Stock" means shares of Common Stock which
          (i) are not subject to any loan or other obligation or pledged as collateral with respect to any loan or other obligation of the Participant (subject to the consent of the Committee, other than any loan extended to the Participant by the Company or a Subsidiary) and
          (ii) either (A) have been owned by the Participant for at least six months (or such greater or lesser period as the Committee shall determine) or (B) were purchased by the Participant on a national securities exchange or recognized over-the-counter market.

               (y) "Restriction Period" means the period during which shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) as described to Section 7 of the Plan and any applicable Award Agreement.

               (z) "Restricted Stock" means Common Stock or units with respect to Common Stock awarded to a Participant pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 7 of the Plan.

               (aa) "Retirement", with respect to any Incentive Award, shall have the meaning assigned thereto in the Award Agreement evidencing such Incentive Award, or, if there is no such meaning assigned, shall mean a Participant's retirement at or after normal retirement age under the terms of the retirement plan sponsored by the Company or any Subsidiary which employs such Participant.

               (bb) "Stock Appreciation Right" means the right to receive a payment from the Company, in cash, Common Stock or a combination thereof, equal to the excess of the Fair Market Value of a share of Common Stock at the date of exercise over a specified price fixed by the Committee.

               (cc) "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

          2.2.  Gender  and  Number.
                ------------------- Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


                                   SECTION 3.


                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

          Participants in the Plan shall be those Employees selected by the Committee to participate in the Plan.



                                   SECTION 4.


                                 ADMINISTRATION
                                 --------------

          4.1. Power to Grant and Establish Terms of Awards. -------------------------------------------- The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Employees to whom Incentive Awards shall be granted and the terms and conditions of such Incentive Awards, including but not limited to the number of shares of Common Stock to be covered by each Incentive Award; the time or times at which Incentive Awards may be exercised, paid or transferred, as the case may be; whether Options shall be designated as Incentive Stock Options or Non-Qualified Stock Options; the exercise price applicable to any Option or the base price applicable to any Stock Appreciation Right; the form and manner of payment of any amount due from a Participant (or his beneficiary or permitted transferee, if applicable) in connection with any Incentive Award; whether any substitute or reload Option will be granted to any Participant pursuant to Section 4.2 or 6.6, respectively; whether any restriction (including any provision as to vesting, exercisability, payment or transferability) shall be modified or waived, in whole or in part, after the date of grant of the Incentive
     Award; the rights of a Participant (or his beneficiary or permitted transferee) with respect to any Incentive Award following the Participant's termination of employment; whether amounts payable by the Company in respect of any Incentive Award shall be paid in Common Stock, cash or any combination thereof; whether and to what extent any Incentive Award may be transferred by the Participant; and the terms, provisions and conditions to be included in any Incentive Award Agreement.

          The proper officers of the Company may suggest to the Committee the Participants who should receive Incentive Awards under the Plan. In accordance with the terms of the Plan, the terms and conditions of each Incentive Award shall be determined by the Committee at the time of grant, and such terms and conditions may be subsequently changed by the Committee, in its discretion, provided that no such change may be effected which would adversely affect a Participant's rights with respect to an Incentive Award then outstanding, without the consent of such Participant. The Committee may establish different terms and conditions for different Participants receiving Incentive Awards and for the same Participant for each Incentive Award such Participant may receive, whether or not granted at different times. The grant of any Incentive Award to any Employee shall not entitle such Employee to the grant of any other Incentive Awards. Notwithstanding anything else contained in the Plan to the contrary, the Committee may delegate, subject to such terms and conditions as it shall determine, to any officer of the Company or to a committee of officers of the Company the authority to grant Incentive Awards (and to make any and all determinations related thereto) to Participants who are not, and are not expected to become, subject to the reporting requirements of Section 16(a) of the Act and whose compensation will not be subject to the limitations on the deductibility thereof by the Company or its Subsidiaries pursuant to section 162(m) of the Code.

          4.2. Substitute Options.
               ------------------ The Committee shall have the right, subject to the consent of the Participant to whom Options and/or Stock Appreciation Rights have been granted, to grant in substitution for and in cancellation of such outstanding Options or Stock Appreciation Rights, replacement Options or Stock Appreciation Rights which may contain terms more favorable to the Participant than the Options or Stock Appreciation Rights they replace, including, without limitation, a lower exercise price (subject to Section 6.2) or base price.

          4.3.  Administration.
                -------------- The Committee shall be responsible for the administration of the Plan. Any Incentive Award granted by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine, in its discretion. The Committee, by majority action thereof, has discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret and apply the provisions of the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company or to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes.

          4.4. Discretionary Authority of Committee. --------------------------------------- All of the powers and authority conferred upon the Committee pursuant to any term of the Plan shall be exercised by the Committee, in its discretion. All determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons and, in the event of any judicial review thereof, shall be overturned only if arbitrary and capricious. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                                   SECTION 5.


                              STOCK SUBJECT TO PLAN
                              ---------------------

          5.1.  Number.
                ------ Subject to the provisions of Section 5.3, the number of shares of Common Stock subject to Incentive Awards under the Plan may not exceed 4,380,000, plus any shares that become available for grant pursuant to Section 5.2. The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued Common Stock, not reserved for any other purpose, or from Common Stock reacquired by the Company.

          5.2. Canceled, Terminated, or Forfeited Awards. ------------------------------------------- Any shares of Common
     Stock subject to any portion of an Incentive Award and any shares of Common Stock subject to any option granted under a Predecessor Plan which, in any such case and for any reason, expires, or is canceled, terminated or otherwise settled, without the issuance of such shares of Common Stock shall again be available for award under the Plan. Shares of Common Stock that are delivered to the Company, either actually or by attestation, in payment of the exercise price for any Option granted under the Plan or under a Predecessor Plan will also be available for future grants under the Plan.

          5.3.  Adjustment in Capitalization.
                ----------------------------  The aggregate  number of shares of
     Common Stock available for Incentive Awards under Section 5.1 or subject to outstanding Incentive Awards and the respective prices and/or vesting criteria applicable to outstanding Incentive Awards shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, an Adjustment Event. To the extent deemed equitable and appropriate by the Committee, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction, any Incentive Award granted under the Plan shall pertain to the securities and other property to which a holder of the number of shares of Common Stock covered by the Incentive Award would have been entitled to receive in connection with such event.

          Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any Incentive Award granted under the Plan as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall, except as provided in Section 7.4, Section 8.3 or as otherwise provided by the Committee at or after the date any such award is made, be subject to the same terms and conditions, including vesting and restrictions on exercisability or transfer, as are applicable to the Incentive Award with respect to which such shares, cash or other property is received and any Award Agreement and stock certificate(s) representing or evidencing any shares of stock or other property so received shall so provide and be legended as appropriate.


                                   SECTION 6.


                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
                   -------------------------------------------

          6.1. Grant of Options.
               ---------------- Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options, except that no Incentive Stock Option may be granted to any Employee of a Subsidiary which is not a corporation. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event the occurrence of which is an express condition precedent to the grant of the Option. The Committee shall determine the number of Options, if any, to be granted to a Participant, provided that, in no event shall the number of shares of Common Stock subject to all Options and related Stock Appreciation Rights granted to any Participant during any 12 month period exceed 250,000 shares (adjusted pursuant to Section 5.3 if an Adjustment Event shall occur). Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

          6.2. Option Price.
               ------------ Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted, unless otherwise determined by the Committee.

          6.3.  Exercise of Options.
                ------------------- Options awarded to a Participant under the Plan shall be exercisable at such time or times and subject to such restrictions or other conditions, including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee shall determine either at or after the date of grant of such Options, subject to the Committee's right to accelerate or waive any conditions to the exercisability of any Option granted under the Plan. To the extent not specified otherwise by the Committee, Options will become exercisable in three installments as follows, subject to the Participant's continued employment until the applicable date:

                  Percentage of                               Anniversary
                  Grant Exercisable                           of Date of Grant

                           60%                                Third anniversary

                           80%                                Fourth anniversary

                           100%                               Fifth anniversary

Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable. Notwithstanding the foregoing, except as provided in
Section 6.8, no Option shall be exercisable for more than 10 years after the date on which it is granted.

          6.4. Payment.
               ------- The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full at the time of exercise (i) in cash or cash equivalents, (ii) in the discretion of the Committee, in shares of Qualifying Common Stock having a Fair Market Value on the date of exercise equal to such Option price or in a combination of cash and Qualifying Common Stock or (iii) in accordance with such other procedures or in such other form as the Committee shall from time to time determine. As soon as practicable after receipt of a written exercise notice and payment of the exercise price in accordance with this Section 6.4, the Company shall direct its stock transfer agent to make (or to cause to be made) an appropriate book entry reflecting the Participant's ownership of the shares of Common Stock so acquired.

          6.5. Incentive Stock Options.
               ----------------------- Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded Incentive Stock Options under section 421 of the Code.

          6.6. Reload Options.
               -------------- If provided by the Committee at or after the date of grant, a Participant (or, if applicable, his permitted transferee) who delivers shares of Common Stock that have been owned by such Participant (or permitted transferee) for any minimum period of time specified by the Committee to exercise an Option or an option granted under a Predecessor Plan, will automatically be granted new Options ("Reload Options") for a number of shares of Common Stock equal to the number of shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall be equal to the Fair Market Value of a share of Common Stock on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

          6.7. Stock Appreciation Rights.
               -------------------------

          (a) Stock Appreciation Rights may be granted to Participants at such time or times and with respect to such number of shares of Common Stock as shall be determined by the Committee and shall be subject to such terms and conditions as the Committee may impose, provided that no Participant may receive one or more grants of Options and/or Stock Appreciation Rights during any twelve month period with respect to more than 250,000 shares of Common Stock (adjusted pursuant to Section 5.3 if an Adjustment Event shall occur) in the aggregate. Each grant of an Incentive Award of Stock Appreciation Rights shall be evidenced by an Award Agreement.

          (b) Stock Appreciation Rights may be exercised at such time or times and subject to such conditions, including the performance of a minimum period of service, the satisfaction of performance goals or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the date of grant. Stock Appreciation Rights which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of a Stock Appreciation Right (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the applicable provisions of Rule 16b-3 as promulgated under the Act or any successor rule.

          (c) Subject to the provisions of Section 11.4 of the Plan, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in cash, Common Stock or in a combination of cash and Common Stock, as determined by the Committee, of an amount determined by multiplying:

               (i) any increase in the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant of such Right, by

               (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

     6.8. Exercisability Following Termination of Employment. --------------------------------------------------- Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment with the Company and the Subsidiaries terminates by reason of Retirement, Disability, death or special termination with the consent of the Company, all Options and Stock Appreciation Rights then held by such

Participant that are exercisable at the date of such termination of employment shall thereafter remain exercisable by the Participant or, if applicable, the Participant's beneficiary, for a period of one year from the date of termination, but in no event later than the expiration of the stated term of the Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent provided by the Committee at or after the date of grant, in the event of a Participant's termination of employment due to death or Disability, all such Options and Stock Appreciation Rights shall remain exercisable for a minimum period of one year, without regard to the stated term of the Option or Stock Appreciation Right. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment with the Company and the Subsidiaries terminates for any reason other than Retirement, Disability, death or by the Company for Cause, all Options and Stock Appreciation Rights then held by such Participant that are then exercisable shall remain exercisable for the 90 day period immediately following such termination of employment or until the expiration of the term of such Option or Stock Appreciation Right, whichever period is shorter. Unless otherwise determined by the Committee at or after the date of grant, in the event of a Participant's termination of employment with the Company and the Subsidiaries by the Company for Cause, all Options and Stock Appreciation Rights then held by such Participant shall immediately terminate and be canceled, in full, on the date of such termination of employment. All Options that are not exercisable following a Participant's termination of employment shall immediately terminate and be canceled on the date of such termination of employment and all other Options shall terminate and be canceled on the date the period for exercise has expired to the extent not exercised prior to such date.

     6.9. Committee Discretion.
          --------------------  Notwithstanding  anything else contained in this
Section 6 to the contrary, the Committee may, at or after the date of grant, accelerate or waive any conditions to the exercisability of any Option or Stock Appreciation Right granted under the Plan and may permit all or any portion of any such Option or Stock Appreciation Right to be exercised following a Participant's termination of employment for any reason on such terms and subject to such conditions as the Committee shall determine for a period up to and including, but not beyond, the expiration of the term of such Options (except as provided in Section 6.8 in the case of termination due to death or Disability).


                                   SECTION 7.


                                RESTRICTED STOCK
                                ----------------

     7.1. Grant of Restricted Stock.
          ------------------------- The Committee may grant Incentive Awards of Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any shares of Restricted Stock so granted shall be held in the custody of the Secretary of the Company until the Restriction Period lapses, and, as a condition to the grant of any Incentive Award of shares of Restricted Stock, the Participant shall have delivered to the Company a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Incentive Award. Each grant of Restricted Stock shall be evidenced by an Incentive Award Agreement.

     7.2. Payment.
          ------- Upon the expiration or termination of the Restriction Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock shall lapse and the Company shall cancel and direct its stock transfer agent to make (or to cause to be made) an appropriate book entry reflecting the Participant's ownership of such number of shares of Common Stock with respect to which the restrictions have lapsed, free of all such restrictions, other than any imposed by applicable law. Upon request, the Company shall deliver to the Participant a stock certificate registered in such Participant's name and representing the number of shares of Common Stock with respect to which the restrictions have lapsed, free of all such restrictions except any that may be imposed by law. To the extent provided by the Committee, in its discretion, in lieu of delivering shares of Common Stock, the Company may make a cash payment in full or partial satisfaction of any Incentive Award of Restricted Stock equal to the Fair Market Value, on the date the applicable restrictions lapse, of the number of shares or units of Restricted Stock with respect to which such restrictions have lapsed. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock and/or cash, except as otherwise provided in Section 11.4 of the Plan. Subject to Section 7.6, at or after the date of grant, the Committee may accelerate the vesting of any award of Restricted Stock or waive any conditions to the vesting of any such award, except to the extent any such acceleration or waiver would cause an amount with respect to such grant to fail to be deductible by the Company pursuant to section 162(m) of the Code.

     7.3. Restriction Period; Restrictions on Transferability during Restriction
          ----------------------------------------------------------------------
Period.
------
    Unless otherwise determined by the Committee at or after the date of grant, the Restriction Period applicable to any award of Restricted Stock shall lapse, and such shares of Restricted Stock shall become freely transferable, on the earlier of the (i) Participant's 60th birthday or (ii) the date of the Participant's termination of employment with the Company and the Subsidiaries due to Retirement, death or Disability, subject in any such case to the Participant's continuous employment with the Company or a Subsidiary through such date. Except as provided in Section 11.1, shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until such time as the Restriction Period applicable thereto shall have lapsed upon the satisfaction of such conditions, including without limitation, the completion of a minimum period of service, the satisfaction of performance goals or the occurrence of such event or events, as shall be determined by the Committee either at or after the time of grant.

     7.4. Rights as a Stockholder.
          ----------------------- Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid.

     7.5. Legend.
          ------ To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock awarded under the Plan prior to the expiration of the applicable Restriction Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

          "The shares of stock represented by this certificate are subject to the terms and conditions contained in the Lexmark International Group, Inc. Stock Incentive Plan and the Incentive Award Agreement, dated as of _____, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in Article ___ of the Plan or in such Incentive Award Agreement) until _______________."

Upon the lapse of the Restriction Period with respect to any such shares of Restricted Stock, the Company shall, upon the Participant's request, issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

          7.6.  Performance  Related  Awards.
                ----------------------------   Notwithstanding   anything   else
     contained in the Plan to the contrary, unless the Committee otherwise determines at the time of grant, any award of Restricted Stock, or an award of Common Stock or Restricted Stock made in conjunction with other incentive plans established by the Company, to an officer of the Company or a Subsidiary who is subject to the reporting requirements of Section 16(a) of the Act, other than an award which will vest solely on the basis of the passage of time, shall, to the extent required to ensure that an amount with respect to such award is deductible by the Company or such Subsidiary pursuant to section 162(m) of the Code, become vested, if at all, upon the determination by the Committee that performance objectives established by the Committee have been attained, in whole or in part (a "Performance Award"). Such performance objectives shall be determined over a measurement period or periods established by the Committee and related to one or more of the following criteria, which may be determined solely by reference to the performance of (i) the Company, (ii) a Subsidiary, (iii) an affiliate of the Company or (iv) a division or unit of any of the foregoing or based on comparative performance of any of the foregoing relative to other companies: (A) earnings per share; (B) revenues; (C) operating cash flow;
     (D) operating earnings;  (E) working capital; (F) inventory turnover rates;
     (G) earnings to sales ratio;  (H) return on capital;  (I) return on equity;
     (J) shareholder value add; and (K) such other performance criteria as may be determined, from time to time, by the Committee (the "Performance Criteria"). The maximum number of shares of Common Stock that may be subject to all such Performance Awards granted to a Participant in any 12 month period shall not exceed 50,000 shares, in the aggregate, as such number may be adjusted pursuant to Section 5.3.



                                   SECTION 8.


                              DEFERRED STOCK UNITS
                              --------------------

          8.1.  Deferred  Stock Unit Awards.
                --------------------------- On fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Annual Amount") payable by the Company or a Subsidiary and receive in lieu thereof an Incentive Award of a number of Deferred Stock Units (the "Elective Units") equal to the greatest whole number which may be obtained by dividing (x) the amount of the Deferred Annual Amount, by
     (y) the Fair Market Value of a share of Common Stock on the date of grant. No shares of Common Stock will be issued at the time an award of Deferred Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate account for the Participant and will record in such account the number of Deferred Stock Units awarded to the Participant. Unless the Committee determines otherwise, each Participant who receives an award of Elective Units shall receive an additional award of Deferred Stock Units (the "Supplemental Units") equal to the greatest whole number which may be obtained by dividing (x) 20% (or such other percentage as may be determined by the Committee at the date of grant) of the Deferred Annual Amount, by
     (y) the Fair Market Value of a share of Common Stock on the date of grant. The Committee may also grant a Participant an Incentive Award of Deferred Stock Units ("Freestanding Deferred Stock Units") without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him.

          8.2. Dividends with respect to Deferred Stock Units. ------------------------------------------------ The Committee
     will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a Deferred Stock Unit award, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of shares of Common Stock ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of Deferred Stock Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date, by (y) the Fair Market Value of a share of Common Stock on such date.

          8.3. Vesting of Deferred Stock Unit Awards. ----------------------------------------- The portion of each
     Deferred Stock Unit award that consists of Elective Units, together with any Dividend Equivalents credited with respect thereto, shall be fully vested at all times. Unless the Committee provides otherwise at or after the date of grant, the portion of each Deferred Stock Unit award that consists of Supplemental Units or Freestanding Deferred Stock Units, together with any Dividend Equivalents credited with respect thereto, will become vested in full on the fifth anniversary of (x) in the case of Supplemental Units, the date the corresponding Deferred Annual Amount would have been paid absent the Participant's election to defer and (y) in the case of Freestanding Deferred Stock Units, the fifth anniversary of the date of grant of such Units, provided the Participant remains in the continuous employ of the Company or a Subsidiary through such applicable date. Notwithstanding the foregoing, the Committee may accelerate the vesting of any Deferred Stock Unit award at or after the date of grant.

          8.4. Rights as a Stockholder.
               ----------------------- A Participant shall not have any right in respect of Deferred Stock Units awarded pursuant to the Plan to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock attributable to such Deferred Stock Units have been issued to such Participant or his beneficiary.

          8.5. Settlement of Deferred Stock Units. -------------------------------------- Unless the Committee
     determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Elective Unit (and related Dividend Equivalents) as of the earlier of (x) the fifth anniversary of the date of grant and (y) the date of such Participant's termination of employment due to Retirement, death or Disability (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Supplemental Unit and/or Freestanding Deferred Stock Unit (and related Dividend Equivalents) that shall have become vested on or prior to the date of such Participant's termination of employment with the Company and the Subsidiaries, other than any such termination for Cause, on
     (x) in the case of the Participant's termination of employment due to Retirement, death or Disability, the date of such termination of employment and (y) in the case of any other termination of the Participant's employment, on the later of (i) the Participant's 60th birthday and (ii) the date of such termination of employment (or, in any such case, on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). In the event of the termination of a Participant's employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any Supplemental Units and Freestanding Deferred Stock Units (and Related Dividend Equivalents) credited to his account. The Committee may provide in the Award Agreement applicable to any Incentive Award of Deferred Stock Units that, in lieu of issuing shares of Common Stock in settlement of the vested portion of such Deferred Stock Unit, the Committee may direct the Company to pay to the Participant the cash balance of such Deferred Stock Units.

                                   SECTION 9.


                                CHANGE IN CONTROL
                                -----------------

          9.1.  Accelerated  Vesting and Payment.
                --------------------------------  Subject to the  provisions  of
     Section 9.2 below, in the event of a Change in Control, each Option and Stock Appreciation Right shall promptly be cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or the base price for such Stock Appreciation Right, whichever is applicable (except that the Change in Control Price shall not apply to Stock Appreciation Rights granted in tandem with Incentive Stock Options), the Restriction Period applicable to all shares of Restricted Stock shall expire and all such shares shall become nonforfeitable and immediately transferable and all Deferred Stock Units shall become fully vested and the shares of Common Stock with respect thereto shall be immediately payable.

          9.2. Alternative Awards.
               ------------------ Notwithstanding Section 9.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Incentive Award or any class of Incentive Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Incentive Award or class of Incentive Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                  (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

                  (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such Incentive Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                  (iii) have substantially equivalent economic value to such Incentive Award (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

                  (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.


                                   SECTION 10.


                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN
                ------------------------------------------------

     The Board may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan, provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan,
(ii) lower the minimum exercise price at which an Award may be granted, (iii) extend the term of the Plan or the maximum term for Awards granted hereunder or
(iv) materially modify the requirements for eligibility to participate in the Plan shall be subject to the approval of the Company's shareholders. No action of the Board may, without the consent of a Participant, alter or impair such Participant's rights under any previously granted Incentive Award.


                                   SECTION 11.


                            MISCELLANEOUS PROVISIONS
                            ------------------------

     11.1.  Nontransferability  of Awards.
            ----------------------------- Unless the Committee shall permit an Incentive Award to be transferred to a trust or partnership established by the Participant for estate planning purposes on such terms and conditions as it may specify, no Incentive Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to any Incentive Award granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. If any Incentive Award is transferred to a trust or partnership as contemplated by the previous sentence, all references herein and in the applicable Award Agreement to the Participant shall be deemed to refer to such permitted transferee, other than any such references with respect to the personal status of the Participant.

     11.2.  Beneficiary  Designation.
            ------------------------ Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid or Incentive Awards outstanding at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate.

     11.3. No Guarantee of Employment or Participation. ---------------------------------------------- Nothing in the Plan
shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time and for any reason, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any Incentive Awards under the Plan.

     11.4.  Tax  Withholding.
            ---------------- The Company shall have the power to withhold, or require a Participant to remit to the Company promptly upon notification of the amount due, an amount determined by the Company, in its discretion, to be sufficient to satisfy all Federal, state and local withholding tax requirements in respect of any Incentive Award and the Company may defer payment of cash or issuance or delivery of Common Stock until such requirements are satisfied. The Committee may permit or require a Participant to satisfy his tax withholding obligation hereunder in such other manner, subject to such conditions, as the Committee shall determine, including, without limitation, (i) to have Common Stock otherwise issuable or deliverable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock that have been owned by the Participant for at least six months, in each case, having a Fair Market Value sufficient to satisfy all or part of the Participant's Federal, state and local withholding tax obligation.

     11.5.  Indemnification.
            --------------- Each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the

Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law or otherwise.

     11.6. No Limitation on Compensation.
           ----------------------------- Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees in cash or property, in a manner which is not expressly authorized under the Plan.

     11.7.  Requirements  of Law.
            -------------------- The granting of Incentive Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be appropriate or required, as determined by the Committee.

     11.8.  Governing  Law.
            -------------- The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     11.9. No Impact On Benefits.
           --------------------- Incentive Awards granted under the Plan are not compensation for purposes of calculating an Employee's rights under any employee benefit plan, except to the extent provided in any such plan.

     11.10 Securities Law Compliance.
           ------------------------- Instruments evidencing Incentive Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including (i) a provision limiting the period during which Stock Appreciation Rights may be exercised to the extent required to avoid the application of Section 16(b) of the Act to transactions effected by certain officers of the Company and (ii) a requirement that the Participant represent to the Company in writing, when an Incentive Award is granted or when he receives shares with respect to such Award (or at such other times as the Committee deems appropriate) that he is accepting such Incentive Award, or receiving or acquiring such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of the Participant or a disposition to a trust or partnership expressly permitted by the Committee as provided in Section 11.1. Such shares shall be transferable only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Company, such transfer at such time will be in compliance with applicable securities laws.

     11.11 Term of Plan.
           ------------ The Plan shall be effective upon its adoption by the Board and approval by the holders of the Common Stock, provided, however, that in no event shall the Plan become effective until immediately prior to the occurrence of the Initial Public Offering. The Plan shall expire on the tenth anniversary of the date on which it is adopted by the Board, (except as to Incentive Awards outstanding on that date), unless sooner terminated pursuant to
Section 9.

     11.12 No Right to Particular Assets.
           ----------------------------- Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Participant, the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be held as part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. To the extent that any Participant or his executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     11.13 Notices.
           ------- Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements and shares of Common Stock. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

     11.14  Severability  of Provisions.
            --------------------------- If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     11.15 Incapacity.
           ---------- Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such benefit shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

     11.16 Headings and Captions.
           --------------------- The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan and shall not be employed in the construction of this Plan.

     11.17 Deferral of Awards.
           ------------------ Notwithstanding any provision contained herein to the contrary, the transfer of earned Incentive Awards and Performance Awards to a Participant may be deferred by a Participant in accordance with such procedures and upon such terms and conditions as may be established by the Committee.

                                                      As Approved by the Board
                                                  of Directors on July 31, 1997

                                 AMENDMENT NO. 1
                                     TO THE
                        LEXMARK INTERNATIONAL GROUP, INC.
                              STOCK INCENTIVE PLAN
                  (Amended and Restated Effective May 2, 1997)

         This is Amendment No. 1 to the Lexmark International Group, Inc. Stock Incentive Plan (Amended and Restated Effective May 2, 1997) (the "Plan", capitalized terms used herein and not defined have the meaning ascribed to such terms in the Plan).

         WHEREAS, pursuant to Section 10 of the Plan, the Board is authorized to amend the Plan from time to time;

         WHEREAS, the Plan currently provides for the transferability of Incentive Awards by a Participant under certain circumstances for estate planning purposes; and

         WHEREAS, the Board has determined to expand the transferability provisions of the Plan to include certain other circumstances, subject to certain approvals.

         NOW, THEREFORE, the Plan is hereby amended, effective as of July 31, 1997, as follows:

         1. Section 11.1 of the Plan is amended in its entirety to read as follows:





                  "11.1.  Nontransferability  of Awards.
                          ----------------------------- Unless the Board,  the
Committee or the Company's Vice President, Human Resources and Vice President and General Counsel shall permit an Incentive Award to be transferred by a Participant to a Participant's family member for estate planning purposes or to a trust, partnership, corporation or other entity established by the Participant for estate planning purposes, on such terms and conditions as the Board, the Committee or such officers may specify, no Incentive Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to any Incentive Award granted to a Participant under the Plan shall be exercisable by the transferee only for as long as they could have been exercisable by such Participant. If any Incentive Award is transferred to a family member, trust, partnership, corporation or other entity as contemplated by the first sentence hereof, all references herein and in the applicable Award Agreement to the Participant shall be deemed to refer to such permitted transferee, other than any such references with respect to the personal status of the Participant."

         In all other respects, the Plan is hereby ratified and confirmed.